20. CONTRACTUAL RESOLUTION OF REAL ESTATE ASSET	12 Months Ended
Dec. 31, 2018
Contractual Resolution Of Real Estate Asset
CONTRACTUAL RESOLUTION OF REAL ESTATE ASSET

With the aim of concentrating in one single building Edenor’s centralized functions, and reducing rental costs and the risk of future increases, Edenor acquired from RDSA (the “seller”) a real estate asset to be constructed, for a total amount of USD 46 million -equivalent to $ 439 million at the exchange rate in effect at the time of entering into the purchase and sale agreement. To guarantee payment of liquidated damages in case of termination on account of the seller’s default, Edenor received a surety bond issued by Aseguradores de Cauciones S.A. Compañía de Seguros for up to the maximum amount of USD 46 million, plus the private banks’ Badlar rate in dollars plus 2%.

The real property had to be delivered by the seller on June 1, 2018, milestone not met. Therefore, Edenor declared the seller in default, notifying the insurance company that issued the surety bond of such situation, and collected USD 502.8 thousand in fines accrued during the term of the purchase and sale agreement and duly deposited as bond by the seller for failing to meet the construction project milestones agreed upon in the agreement, amount which was recorded in the Other operating expense, net line item of the Statement of Comprehensive Income.

On August 27, 2018, upon expiration of the legal time periods set forth in the agreement, Edenor notified RDSA of the termination of the agreement on account of its default, demanding payment of the liquidated damages: refunding of the purchase price, plus 15% interest in dollars from the purchase price payment date until the day of default, less the delay penalty amounts indicated in the preceding paragraph.

Furthermore, on September 3, 2018, Edenor filed a claim against the bond with the insurance company, and subsequently provided the additional documentation and information that had been required.

Due to RDSA’s failure to reimburse the purchase price plus interest, in November 2018, Edenor initiated an arbitration process against RDSA before the Arbitral Tribunal of the Buenos Aires Stock Exchange in order for RDSA to be ordered to pay the liquidated damages stipulated in the purchase and sale agreement, which, as of December 31, 2018 amounts to $ 3 billion. As of to date, said process is in process. Additionally, Edenor initiated the process aimed at collecting the surety bond that guaranteed RDSA’ obligation, which under the terms of the insurance policy results in a claim for USD 50.3 million, covering more than 60% of the amount claimed to RDSA.

In the opinion of our legal advisors, Edenor’s right to collect the credit is based on extremely solid arguments; therefore, the award in the aforementioned arbitration process against RDSA as well as the outcome of the lawsuit that could eventually be filed against Aseguradora de Cauciones if it fails to comply with the payment of the above-mentioned surety bond, should be favorable to Edenor.

However, taking into consideration that on February 1, 2019 RDSA filed a voluntary petition for reorganization proceedings, and that on February 28, 2019 the BO published Resolution No. 207/2019 of the National Insurance Superintendency forbidding Aseguradora de Cauciones from entering into new contracts and maintaining the prohibition to dispose of property until the latter’s deficitary situation is rectified, Edenor has recorded an allowance to partially cover the amount of the receivable, considering the possibility of its recovery, not because of the quality of its right, about which there is no doubt, but rather because of the financial position of its debtors, RDSA and Aseguradora de Cauciones. Accordingly, the balance of the recorded receivable as of December 31, 2018, net of allowance, amounts to $ 765.6 million (Note 12.2).